UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/06/2007

CV THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21643

Delaware	43-1570294
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3172 Porter Drive, Palo Alto, CA 94304
(Address of principal executive offices, including zip code)

650-384-8500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On March 6, 2007, we publicly disseminated a press release announcing top-line results from the MERLIN TIMI-36 study, which has been accepted for presentation at the American College of Cardiology Annual Scientific Session in New Orleans on March 27, 2007 at 8:50 a.m. Central Time. We announced that an analysis of unblinded data from the MERLIN TIMI-36 study demonstrates the safety of Ranexa(R) (ranolazine extended-release tablets) by showing that there was no adverse trend in death or arrhythmias in patients on ranolazine. The study did not meet the primary efficacy endpoint. Based on this analysis, we believe that data from the study could support expansion of the existing Ranexa product labeling and potential product market to include first line angina, consistent with our special protocol assessment agreement with the U.S. Food and Drug Administration, or FDA. We plan to submit a potential new drug application to the FDA for Ranexa later this year, and we do not intend to file for a new indication in acute coronary syndromes. We also have a marketing approval application, or MAA, under review with European regulatory authorities for this product.

The foregoing description is qualified in its entirety by reference to our press release dated March 6, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

*****

Forward Looking-Statements. Except for the historical information contained herein, the matters set forth in this press release, including statements as to research and development and commercialization of products, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including regulatory review and approval of our products; special protocol assessment agreement; the conduct and timing of clinical trials; commercialization of products; market acceptance of products; product labeling; and other risks detailed from time to time in CV Therapeutics' SEC reports, including its Annual Report on Form 10-K for the year ended December 31, 2006. CV Therapeutics disclaims any intent or obligation to update these forward-looking statements.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
Press Release dated March 6, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV THERAPEUTICS, INC.

Date: March 07, 2007	By:	/s/ TRICIA BORGA SUVARI
TRICIA BORGA SUVARI
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated March 6, 2007.